===============================================================================

                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: May 14, 1997
                       (Date of earliest event reported)
                        -------------------------------


                       ALTERNATIVE LIVING SERVICES, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                         1-11999                                39-1771281
(State or other jurisdiction of     (Commission file number)          (I.R.S. Employer Identification No.)
incorporation or organization)


                          ---------------------------


                       450 N. SUNNYSLOPE ROAD, SUITE 300
                          BROOKFIELD, WISCONSIN 53005
                    (Address of principal executive offices)

                                 (414) 789-9565
              (Registrant's telephone number, including area code)



===============================================================================

Item 5.           Other Information.

                  On May 14, 1997, Alternative Living Services, Inc. (the "Company") issued a press release announcing that it would sell $50 million of 7% convertible debentures due 2004 (the "Debentures"), at par value.

                  On May 21, 1997 (the "Closing Date"), the Company closed the sale of the Debentures and received $48,150,000 in net proceeds therefrom. The terms of the Debentures are described below.

                           DESCRIPTION OF DEBENTURES

                  The Debentures were issued under an Indenture dated as of May 21, 1997 (the "Indenture") executed by the Company and IBJ Schroder Bank & Trust Company, as the trustee under the Indenture (the "Trustee"). The terms of the Debentures include those stated in the Indenture and those made a part of the Indenture by reference to the Trust Indenture Act of 1939, as amended.

                  The following is a summary of certain provisions of the Indenture and does not purport to be complete and is qualified in its entirety by reference to the detailed provisions of the Indenture, including the definitions of certain terms therein to which reference is hereby made, for a complete statement of such provisions. Wherever particular provisions or sections of the Indenture or terms defined therein are referred to herein, such provisions or definitions are incorporated herein by reference.

GENERAL

                  The Debentures are unsecured general obligations of the Company, subject to the rights of holders of Senior Indebtedness of the Company, and will mature on June 1, 2004. The Debentures are limited to $50.0 million aggregate principal amount and bear interest payable semiannually on June 1 and December 1 of each year, commencing December 1, 1997, at the per annum rate of 7.0%. The first payment will be for the period from the date of delivery to December 1, 1997. The Company will pay interest on the Debentures to the persons who are registered holders of Debentures at the close of business on the May 15 or November 15 preceding the interest payment date. Principal (and premium, if any) and interest will be payable, the Debentures will be convertible and exchangeable, and transfers thereof will be registerable, at the office or agency of the Company maintained for such purposes, initially at the offices of the Trustee. The Company may pay principal and interest by check and may mail an interest check to a holder's registered address. Holders must surrender Debentures to a Paying Agent to collect principal payments.

                  Initially, the Trustee will act as Paying Agent, Registrar and Conversion Agent. The Company may change any Paying Agent, Registrar, Conversion Agent or co-registrar upon prior written notice to the Trustee and may act in any such capacity itself.

DELIVERY AND FORM OF DEBENTURES

                  Debentures in the face amount of $35 million were sold to qualified institutional buyers (as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act")) and are represented by a single global Debenture (the "Rule 144A Global Security"), which was deposited on the Closing Date with, or on behalf of, The Depository Trust Company (the "Depository") and registered in the name of Cede & Co., as nominee of the Depository (such nominee being referred to herein as the "Rule 144A Global Security Holder"). The Company understands that the Debentures represented by the Rule 144A Global Security are eligible for trading on the Private Offerings Resales and Trading through Automatic Linkages ("PORTAL") System of the National Association of Securities Dealers, Inc. The $15 million of Debentures that were sold to accredited investors (the "Accredited Investor Securities") are in fully registered form and were delivered to National Westminster Bank PLC, New York Bank (the "Placement Agent") on behalf of such investors. The Rule 144A Global Security and the Accredited Investor Securities were delivered for the accounts of the purchasers (the "Purchasers") thereof on the Closing Date.

                  The Depository is a limited-purpose trust company that was created to hold securities for its participating organizations (collectively, the "Participants" or the "Depository's Participants") and to facilitate the clearance and settlement of transactions in such securities between Participants through electronic book-entry changes in accounts of its Participants. The Depository's Participants include securities brokers and dealers, banks and trust companies, clearing corporations and certain other organizations. Access to the Depository's system is also available to other entities such as bank brokers, dealers and trust companies (collectively, the "Indirect Participants" or the "Depository's Indirect Participants") that clear through or maintain a custodial relationship with a Participant, either directly or indirectly. Persons who are not Participants may beneficially own securities held by or on behalf of the Depository only through the Depository's Participants or the Depository's Indirect Participants.

                  So long as the Rule 144A Global Security Holder is the registered owner of any Debentures, the Rule 144A Global Security Holder will be considered the sole holder under the Indenture of any Debentures evidenced by the Rule 144A Global Security. Beneficial owners of Debentures evidenced by the Rule 144A Global Security will not be considered the owners or holders thereof under the Indenture for any purpose, including with respect to the giving of any directions, instructions or approvals to the Trustee thereunder. Neither the Company nor the Trustee will have any responsibility or liability for any aspect of the records of the Depository or for maintaining, supervising or reviewing any records of the Depository relating to the Debentures.

                  Payments in respect of the principal or premium, if any, and interest on any Debentures registered in the name of the Rule 144A Global Security Holder on the applicable record date will be payable to the Trustee to or at the direction of the Rule 144A Global Security Holder in its capacity as the registered holder under the Indenture. Under the terms of the Indenture, the Company and the Trustee may treat the persons in whose names the Debentures, including the Rule 144A Global Security, are registered as the owner thereof for the purpose of receiving such payments. Consequently, neither the Company nor the Trustee has or will have any responsibility or liability for the payment of such amounts to beneficial owners of Debentures (including principal or premium, if any, and interest). The Company believes, however, that it is currently the policy of the Depository immediately to credit the accounts of the relevant Participants with such payments, in amounts proportionate to their respective holdings of beneficial interests in the relevant security as shown on the records of the Depository. Payments by the Depository's Participants and the Depository's Indirect Participants to the beneficial owners of Debentures will be governed by standing instructions and customary practice and will be the responsibility of the Depository's Participants or the Depository's Indirect Participants.

                  The Debentures are in fully registered form without coupons in denominations of $1,000 or any multiples thereof. A holder may transfer or exchange Debentures in accordance with the Indenture. No service charge will be made for any registration or transfer, exchange or conversion of Debentures, except for any tax or other governmental charges that may be imposed in connection therewith. The Registrar need not transfer or exchange any Debentures selected for redemption. Also, in the event of a partial redemption, it need not transfer or exchange any Debentures for a period of 15 days before selecting Debentures to be redeemed. The Indenture does not contain any provision requiring the Company to repurchase the Debentures at the option of the holders thereof in the event of a leveraged buyout, recapitalization or similar restructuring of the Company, even though the Company's credit worthiness and the market value of the Debentures may decline significantly as a result of such transaction. The Indenture does not protect holders of the Debentures against any decline in credit quality, whether resulting from any such transaction or from any other cause. The registered holder of a Debenture may be treated as its owner for all purposes.

CONVERSION RIGHTS

                  The holders of the Debentures are entitled at any time after the registration statement required to be filed by the Company pursuant to the Registration Rights Agreement described below (the "Registration Date") and prior to maturity, subject to prior redemption, to convert the Debentures or portions thereof (which are $1,000 or multiples thereof) into shares of the Company's common stock, $.01 par value per share (the "Common Stock"), at the conversion price of $20.25 per share (subject to adjustments as described below). No payment or adjustment will be made for accrued interest on a converted Debenture. If any Debenture not called for redemption is converted between a record date for the payment of interest and the next succeeding interest payment date, such Debenture must be accompanied by funds equal to the interest payable to the registered holder on such interest payment date on the principal amount so converted. The Company will not issue fractional interests in shares of Common Stock upon conversion of the Debentures and instead will deliver a check for the fractional share based upon the market value of the Common Stock on the last trading date prior to the conversion date. If the Debentures are called for redemption, conversion rights will expire at the close of business on the redemption date, unless the Company defaults in payment due upon such redemption.

                  The conversion price is subject to adjustments, as set forth in the Indenture, in certain events, including the payment of dividends or distributions on the Company's Common Stock in shares of capital stock; subdivisions or combinations of the Common Stock into a greater or smaller number of shares of Common Stock; reclassification of the shares of Common Stock resulting in an issuance of any shares of the Company's capital stock; distribution of rights or warrants to all holders of Common Stock entitling them to purchase Common Stock at less than the then current price at that time; and the distribution to all holders of Common Stock of assets, excluding certain cash dividends and distributions, or debt securities or any rights or warrants to purchase securities of the Company; provided, however, that no adjustment will be required if holders of the Debentures receive notice of and are allowed to participate in such transactions. No adjustment will be required for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest, or for a change in the par value of the Common Stock. To the extent that Debentures become convertible into cash, no adjustment will be required thereafter as to cash. No adjustment in the conversion price need be made unless such adjustment would require a change of at least 1.0% in the conversion price; however, any adjustment that would otherwise be required to be made shall be carried forward and taken into account in any subsequent adjustment. The Company may voluntarily reduce the conversion price for a period of time.

                  If the Company pays dividends on the Common Stock in shares of capital stock or subdivides or combines the Common Stock or issues by reclassification of its Common Stock any shares of its capital stock or merges with, or transfers or leases substantially all of its assets to, another corporation or trust, the holders of the Debentures then outstanding will be entitled thereafter to convert such Debentures into the kind and amount of shares of capital stock, other securities, cash or other assets which they would have owned immediately after such event had such Debentures been converted before the effective date of the transaction.

                  Any Debentures called for redemption, unless surrendered for conversion on or before the close of business on the redemption date, are subject to being purchased from the holder of such Debentures at the redemption price by one or more investment banks or other purchasers who may agree with the Company to purchase such Debentures and convert them into Common Stock of the Company.

SUBORDINATION OF DEBENTURES

                  The indebtedness evidenced by the Debentures is subordinated and junior in right of payment to the extent set forth in the Indenture to the prior payment in full of amounts then due on all Senior Indebtedness (as hereinafter defined). No payment shall be made by the Company on account of principal of (or premium if any) or interest on the Debentures or on account of the purchase or other acquisition of Debentures, if there shall have occurred and be continuing a default with respect to any Senior Indebtedness permitting the holders to accelerate the maturity thereof, or with respect to any Senior Indebtedness and such default shall be the subject of a judicial proceeding, or the Company shall have received notice of such default from certain authorized persons, unless and until such default or event of default shall have been cured or waived or shall have ceased to exist. By reason of these provisions, in the event of default on any Senior Indebtedness, whether now outstanding or hereafter issued, payments of principal of (and premium, if any) and interest on the Debentures may not be permitted to be made until such Senior Indebtedness is paid in full, or the event of default on such Senior Indebtedness is cured or waived.

                  Upon any acceleration of the principal of the Debentures or any distribution of assets of the Company upon any receivership, dissolution, winding-up, liquidation, reorganization or similar proceedings of the Company, whether voluntary or involuntary, or in bankruptcy or insolvency, all amounts due or to become due upon all Senior Indebtedness must be paid in full before the holders of the Debentures or the Trustee are entitled to receive or retain any assets so distributed in respect of the Debentures. By reason of this provision, in the event of insolvency, holders of the Debentures may recover less, ratably, than holders of Senior Indebtedness.

                  "Senior Indebtedness" is defined to mean the principal, premium, if any, interest on and all other amounts payable under or in respect of Indebtedness (as defined in the Indenture) of the Company (other than Indebtedness owed to a subsidiary of the Company, Indebtedness of the Company which is expressly pari passu with the Debentures or Indebtedness which is expressly subordinated to the Debentures). There is no limit on the amount of Senior Indebtedness that the Company may incur.

OPTIONAL REDEMPTION

                  The Debentures will be subject to redemption, as a whole or in part, at any time or from time to time commencing on or after June 15, 2000 at the option of the Company on at least 30 days' and not more than 60 days' prior notice by mail. The redemption prices (expressed as a percentage of principal amount) are as follows for the 12-month period beginning on or after June 15 of the following years:


                                                     Redemption
        Year                                            Price
        ----                                            -----
        2000                                            103%
        2001                                            102%
        2002                                            101%
        2003 and thereafter                             100%


MODIFICATION OF THE INDENTURE

                  Under the Indenture, with certain exceptions, the rights and obligations of the Company with respect to the Debentures and the rights of holders of the Debentures may only be modified by the Company and the Trustee with the written consent of the holders of not less than 66-2/3% in principal amount of the outstanding Debentures. However, without the consent of each Holder of any Debenture affected, an amendment, waiver or supplement may not (a) reduce the amount of Debentures whose holders may consent to an amendment; (b) reduce the rate or change the time of payment of interest on any Debenture; (c) reduce the principal of or change the fixed maturity of any Debenture; (d) make any Debenture payable in money other than that stated in the Debenture; (e) change the provisions of the Indenture regarding the right of the holders of a majority of the Debentures to waive defaults under the Indenture or impair the right of any holder of Debentures to institute suit for the enforcement of any payment of principal and interest on the Debentures on and after their respective due dates; or (f) make any change that adversely affects the right to convert any Debenture.

EVENTS OF DEFAULT, NOTICE AND WAIVER

                  The following is a summary of certain provisions of the Indenture relating to events of default notice and waiver.

                  The following are Events of Default under the Indenture with respect to the Debentures: (i) default in the payment of interest on the Debentures when due and payable which continues for 30 days; (ii) default in the payment of principal of (and premium, if any) on the Debentures when due and payable, at maturity, upon redemption or otherwise, which continues for five business days; (iii) failure to perform any other covenant of the Company contained in the Indenture or the Debentures which continues for 60 days after notice as provided in the Indenture; (iv) acceleration of any indebtedness for money borrowed (including obligations under leases required to be capitalized on the balance sheet of the lessee under generally accepted accounting principles but not including any indebtedness or obligation for which recourse is limited to property purchased) in an aggregate principal amount in excess of $5.0 million, whether existing on the date of the execution of the Indenture or thereafter created, if such indebtedness is not paid or such acceleration is not annulled within ten days after notice to the Company of such acceleration; and (v) certain events of bankruptcy, insolvency or reorganization relating to the Company.

                  If an Event of Default occurs and is continuing with respect to the Debentures, either the Trustee or the Holders of at least a majority in principal amount of the Debentures may declare all of the Debentures to be due and payable immediately.

                  The Company will not (i) declare or pay any dividends or make any distribution to holders of its capital stock or (ii) purchase, redeem or otherwise acquire or retire for value any of its Common Stock, or any warrants, rights or options, to purchase or acquire any shares of its Common Stock (other than the Debentures or any other convertible indebtedness of the Company that is neither secured nor subordinated to the Debentures), if at the time any of the aforementioned Events of Default has occurred and is continuing or would exist immediately after giving effect to such action.

                  The Trustee may require indemnity reasonably satisfactory to it before it enforces the Indenture or the Debentures. Subject to certain limitations, holders of a majority in principal amount of the Debentures may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from holders of the Debentures notice of any default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company is required to file with the Trustee annually an officer's statement as to the absence of defaults in fulfilling any of its obligations under the Indenture.

                  No consent of the holders of the Debentures is required for the Company to consolidate with or merge into or transfer or lease substantially all of its assets to another corporation or trust which assumes the obligations of the Company under the Indenture and Debentures or for any reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code; nor is any such consent of holders of the Debentures required for any amendment of the Indenture or the Debentures by the Company or the Trustee to cure any ambiguity, defect or inconsistency, or to provide for uncertificated Debentures in addition to certified Debentures, or to make any change that does not adversely affect the right of a holder of a Debenture.

                  Subject to certain conditions, any person having a beneficial interest in the Rule 144A Global Security may, upon request to the Trustee, exchange such beneficial interest for Debentures in the form of certificated Debentures. Upon any such issuance, the Trustee is required to register such certificated Debentures in the name of, and cause the same to be delivered to, such person or persons (nominee of any thereof). All such certificated Debentures will be subject to the legend requirements set forth in the Indenture. In addition, if (i) the Company notifies the Trustee in writing that the Depository is no longer willing or able to act as a depository and the Company is unable to locate a qualified successor within 90 days or (ii) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of Debentures in the form of certificated Debentures under the Indenture, then, upon surrender by the Rule 144A Global Security Holder of its Rule 144A Global Security, Debentures in certificated form will be issued to each person that the Rule 144A Global Security Holder and the Depository identify as being the beneficial owner of the related Debentures.

                  Neither the Company nor the Trustee will be liable for any delay by the Rule 144A Global Security Holder or the Depository in identifying the beneficial owners of Debentures, and the Company and the Trustee may conclusively rely on, and will be protected in relying on, instructions from the Rule 144A Global Security Holder or the Depository for all purposes.

                  The Debentures may not be sold or otherwise transferred except (i) (A) to the Company, (B) pursuant to a registration statement which has been declared effective under the Securities Act, or (C) in accordance with Rule 144 under the Securities Act or pursuant to another available exemption from the registration requirements of the Securities Act (and confirmed in an opinion of counsel acceptable in form and substance to the Company if the Company so requests) and, in each case, in accordance with the applicable securities laws of any state of the United States or any other applicable jurisdiction, and (ii) in accordance with the provisions set forth in the Indenture.

CONSOLIDATION, MERGER, SALE OR CONVEYANCE

                  The Indenture provides that the Company may not merge or consolidate with, or sell or convey all, or substantially all, of its assets to another person unless such person is a company or a trust; such person assumes by supplemental indenture all the obligations of the Company under the Debentures and the Indenture; and immediately after the transaction no default or Event of Default shall exist.

GOVERNING LAW

                  The Indenture and the Debentures are governed by and will be construed in accordance with the laws of the State of New York.

REGISTRATION RIGHTS AGREEMENT

                  The Company has agreed to use its best efforts, subject to the receipt of necessary information from the Purchasers, to prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement (the "Registration Statement") with respect to the resale of the Debentures and the shares of Common Stock issuable upon conversion thereof (the "Conversion Shares") from time to time on the American Stock Exchange, in the over-the-counter market or in privately negotiated transactions, as the case may be, and to cause the Registration Statement to become effective as promptly as practicable after the Company becomes eligible for Form S-3 promulgated by the Commission and in any event not later than November 14, 1997. The Company has also agreed to prepare and file such amendments and supplements to the Registration Statement as may be necessary to keep the Registration Statement effective until all the Debentures and the Conversion Shares have been sold thereby or until the Debentures and the Conversion Shares are no longer, by reason of Rule 144(k) promulgated under the Securities Act or any other rule of similar effect, required to be registered for the sale thereof by the Purchasers. The Registration Rights Agreement entitles the Company to suspend temporarily the right of holders of the Common Stock registerable thereby (the "Registrable Securities") to make dispositions of Registrable Securities pursuant to the Registration Statement to the extent the Board of Directors determines such suspension to be necessary in light of the existence of any undisclosed acquisition, financing activity or other material event the disclosure of which may reasonably be expected to materially disadvantage the Company.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      None.

                  (b)      None.

          (c)      Exhibits.

                   4.1 Indenture dated as of May 21, 1997 by and between the Company and IBJ Schroder Bank & Trust Company, as Trustee.

                   99.1 Press release dated May 14, 1997 announcing proposed sale of convertible debentures.

                   99.2 Form of Registration Rights Agreement dated as of May 21, 1997 by and between the Company and the Purchasers of the Debentures.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  May 27, 1997



                                       ALTERNATIVE LIVING SERVICES, INC.
                                 ---------------------------------------------
                                                  (Registrant)

                                 By:  /s/ Thomas E. Komula
                                      ----------------------------------------
                                      Thomas E. Komula, Senior Vice President,
                                      Treasurer and Chief Financial Officer